Exhibit 10.35

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“First Amendment”) is made and entered into and effective as of September 26, 2014 (the “First Amendment Effective Date”), by and among PGREF V 1301 SIXTH INVESTORS I LP, a Delaware limited partnership (“Seller”), PARAMOUNT DEVELOPMENT AND INVESTMENT, INC., a Delaware corporation (“Purchaser”), PGREF V 1301 SIXTH INVESTORS GP LLC, a Delaware limited liability company (“Paramount GP”), COMMONWEALTH LAND TITLE INSURANCE COMPANY (“Old Escrow Holder”), and FIRST AMERICAN TITLE INSURANCE COMPANY (“New Escrow Holder”).

RECITALS

A. Seller, Paramount GP, and Purchaser previously entered into that certain Purchase and Sale Agreement dated as of July 23, 2014 (the “Purchase Agreement”), wherein Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller all of Seller’s limited partnership interests in PGREF V 1301 Sixth Holding LP (the “Partnership”), as more particularly described in, and on the terms and conditions set forth in, the Purchase Agreement.

B. Old Escrow Holder consented to the Purchase Agreement and agreed, among other things, to carry out the escrow instructions set forth therein.

C. The parties hereto desire that New Escrow Holder replace Old Escrow Holder as Escrow Holder under the Purchase Agreement, as further provided below.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Paramount GP, and Purchaser hereby agree to amend the Purchase Agreement as follows:

AGREEMENT

1. Definitions. All initially capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement unless the context clearly indicates otherwise. From and after the First Amendment Effective Date, all references to “the Agreement” or “this Agreement” in the Purchase Agreement shall mean and refer to the Purchase Agreement as amended by this First Amendment.

2. Assignment. By its execution below, Old Escrow Holder hereby assigns, transfers and conveys all of its obligations, right, title, and interest in, to and under to the Purchase Agreement to New Escrow Holder and agrees to, promptly after the execution hereof, transfer the Deposit to New Escrow Holder.

3. Assumption. By its execution below, New Escrow Holder hereby assumes the covenants, agreements, obligations and liabilities of Old Escrow Holder with respect to the Purchase Agreement, and hereby agrees to (i) accept and carry out the escrow instructions set forth in the Purchase Agreement, (ii) carry out the responsibilities of Escrow Holder thereunder, and (iii) be bound by the Purchase Agreement in New Escrow Holder’s performance of its duties as the Escrow Holder thereunder.

4. Release. Upon the transfer of the Deposit from Old Escrow Holder to New Escrow Holder pursuant to the wire instructions attached here as Exhibit A, Old Escrow Holder shall be released of all obligations, covenants, agreements and liabilities of Escrow Holder with respect to the Purchase Agreement.

5. Notice. Section 16.1 of the Purchase Agreement is hereby amended to delete the notice information of Old Escrow Holder and replace it with the following:

If to Escrow Holder:

633 Third Avenue

New York, New York 10017

Attention: Andrew Jaeger

Telecopy: (212) 331-1495

E-mail: ajaeger@firstam.com

Reference No.: 691783

with a copy to:

First American Title Insurance Company

633 Third Avenue

New York, New York 10017

Attention: Steve Farber

E-mail: sfarber@firstam.com

Reference No.: 691783

6. Effect of First Amendment. Except as amended and/or modified by this First Amendment, the Purchase Agreement is hereby ratified and confirmed and all other terms of the Purchase Agreement are and shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Purchase Agreement, the provisions of this First Amendment shall govern and control.

7. Counterparts. This First Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

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2

IN WITNESS WHEREOF, Seller and Buyer have duly executed this First Amendment to Purchase and Sale Agreement as of the date first written above.

PURCHASER:

PARAMOUNT DEVELOPMENT AND INVESTMENT, INC., a Delaware corporation

By:	/s/ Daniel A. Lauer
Name:	Daniel A. Lauer
Title:	Vice President

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SELLER:

PGREF V 1301 SIXTH INVESTORS I LP, a Delaware limited partnership

By:	PGREF V 1301 Sixth Investors I L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ Eric J. Bergwall
	Name:	Eric J. Bergwall
	Title:	Managing Director

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PARAMOUNT GP:

PGREF V 1301 SIXTH INVESTORS GP LLC, a Delaware limited liability company

By:	/s/ David P. Spence
Name:	David P. Spence
Title:	Vice President

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OLD ESCROW HOLDER:

COMMONWEALTH LAND TITLE INSURANCE COMPANY

By:	/s/ David Wilcomes

Name:	David Wilcomes
Title:	Counsel

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NEW ESCROW HOLDER:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Andrew D. Jaeger

Name:	Andrew D. Jaeger
Title:	VP

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